**October 15, 2016**

**Attention:** Pierce Carson - President and Chief Executive Officer

Magellan Gold Corp.

2010A Harbison Drive #312

Vacaville, CA

**Pierce,**

**RE: Investor Awareness Services & Management of Outreach Proposal/Outline**

This letter agreement defines Marketing, Public relations & Outreach Management, services by **Mining Clips, LLC,** (**"MC"**) with respect to **Magellan Gold Corp.** (**"Client"**).

Whereas "MC" will provide investor awareness services, and whereas Client has publicly traded securities and desires "MC" to provide services with respect to its common stock, MAGE and Client hereby agree as detailed below.

The term of this Agreement ("Term") shall commence on October 15, 2016, and shall continue through January 15, 2017. The term shall "rollover" for an additional 3 months, every 3 months, until a mutually agreed upon change is made, or Client terminates contract with 30 days advance notice of the January 15, 2017 renewal.

**Web Site Management Services:**

**Full web site management & web master services:**

- Day to day management & maintenance of web site
- Data base & mail campaign management
- Web hosting services
- Marketing material branding & management
- Updates & new page implementation as needed

**Investor Awareness Services:**

**A. Overall Functions of Investor Awareness Functions:**

- To build awareness of MAGE, its strategy and vision
- To develop and enhance brand of MAGE
- To assist/contribute in raising capital and corporate finance requirements to continue operations
- Assist in increasing liquidity and overall trading of shares
- Identify current and future investors to broaden shareholder base by increasing institutional ownership and retail holdings
- To ensure a clear message of corporate vision and strategy is delivered to investment community
- To attract coverage from sell-side analysts and newsletter writers
- To attain/enhance media coverage from groups related to our sector
- To create two-way communication or dialogue to the street
- Become the eyes and ears of the company in the market and return market sentiment to the board/management team of the company

**Market Communication Services/Strategy:**

**B. Market Communication / Activities Outline:**

- **Web Presence:**
  - Promote and advertise MAGE within all websites under its control, including MiningClips.com and RealMiningNews.com
- **Video Press Release:**
  - Key press releases will be recorded in a very professional "News Style" format and will utilize Social Media, Fox Business, Reuters Insider & various other sources of distribution.
- **Management Video Updates:**
  - Quarterly phone [converted to video] interview/ updates to be multi-purposed to satisfy current shareholder transparency & used as a tool to attract new investors.
- **Company Editorial Generation:**
  - Quarterly update articles generated by a mining journalist that will feed the social media channel's & will be an invaluable tool in building the following.
- **Smart Presenter:**

- Record, produce, deliver & promote the following video: Annual Smart Presentation w/3 quarterly company updates & Bi-annual "Simply Speaking" video's.

- **Social Media Management & Reach:**
  - Manage FB, Twitter & YouTube pages /accounts with corporate statements, multimedia releases, and links to favorable articles.
- **Distribution:**
  - Use various channels to market to promote Magellan's message & all content created. The immediate Network consists of our Internal Data Base, Social Media Network, Reuters Insider Network, Fox, Streetwise Reports, Stockhouse, Junior Resource Media, Mining Clips, RealMiningNews, among others as we're always adding new avenues.

- **Investment Community Introductions:**


MAGE
Return
Communications
Institutional Investors
•CDN/USA and Overseas financial insitutions
•Pension Funds, Hedge Funds, & Sovereign Wealth funds
•Investment Trusts, Venture Capital Trusts
Access to Capital
Private Investors
•Individual & high net worth investors
•Private Client Stockbrokers
•Personal wealth managers/financial advisors
Liquidity
Fair Valuation
Media
•Print
•Broadcast
•On-line/new media/social networking
Output
Analysts/ Newsletter Writers
•Sell-side / Buy-side
•Company Sponsored/paid-for research
•Independent non-paid coverage

**1. Understand the Market (ie. needs and perceptions of existing and targeted investors, strengths and weaknesses, misconceptions, investment appeal, etc.)**

- Continuous perception studies

**2. Create the Story - Positioning and Messages**

- Receive a clear direction from Management from which to build a story
  - Corporate objectives and strategies
  - Financial objectives and strategies
- Review peer group for appropriate valuation relative to value-creation strategies
  - Points of difference from peers
- Underscore strengths, deal with issues
  - Investment highlights -- "20-second pitch"

**3. Communicate and Build Relationships – current and new investors**

- Road shows –Retails and Institutional
  - Setup by Internal Team
  - Set-up by third party
- Conferences – See attached budget detail
  - Retail, Institutional, Banking
- Luncheons
  - Third party set-up for fresh new faces
- Phone campaigns and contact management – hire external group
  - Aggressive 2-3 month phone campaign
- Conference calls with media and investment groups
- Marketing, advertising, outreach
- Create and update IR collateral

**4. Measure progress**

- Align MAGE with peer group to identify strengths, valuation, and strategy to develop a following in the market
- Broaden shareholder base focused mainly on Institutional sector for stability and ownership, and build and maintain a solid following in the retail sector for liquidity and awareness/branding
- Increase visibility and awareness in mining sector
- Enhance communication to North American mining investment community
- Gain analyst coverage and newsletter writer interest
- Build strong relationships with banking sector in mining investment community

**E. Scope – Who is the Target and What are the Tools?**

**1. Target audiences**

* *Institutional Investors:* Need to ensure we have direct contact and enhance/build/nurture existing and new fund groups.
* *Financial Media:* Very effective tool for building awareness. Can be targeted through PR and advertising such as Fox, Corporate Videos on BTV, print advertising.
* *Retail Investors:* Can be a very loyal group of shareholders and their value cannot be underestimated. They rely on media, website and direct communication from the company for information, or advice from brokers. Retail brokers are critical for getting information to private investors. They bring liquidity, awareness, and enhance visibility. Without liquidity, institutions will not be interested in your stock – no exit available to ability to purchase large blocks without liquidity.
* *Analysts:* Sell side – Publish research on companies. In other words, sell stock to investors. Often quoted in media. Sell side research is used by institution to help make investment decisions. Analysts will want regular access to senior management. Analyst coverage can encourage interest in the stock and generate liquidity. Analyst coverage comes by building relationships with the banks, and having up to date and easy to understand back up materials, such as website, fact-sheets, etc.
* *Employees:* Is Board/Management internally aligned to direction and how to get there? Who is defining strategy? Is it working for North American audience? Are we all on the same page?

**Tools and Channels:**

| **Awareness:** | **Effective Communication** | **Trust / Credibility** |
|---|---|---|
| • Advertising – Web, Print, TV, Fox<br>• Trade Shows – Retail / Institutional<br>• Roadshows – Retail / Institutional<br>• PR –Print/TV/Online<br>• Audience targeting with Stockwatch, Ipreo<br>• Email lists<br>• Build relationships with Bankers<br>• Build a BRAND | • Updated information always available<br>• Message strategy<br>• Effective Website<br>• Powerpoint<br>• Fact Sheet<br>• Corporate video – enhance story – show them the goods – brings reality to the story<br>• Peer/Investment analyses – see where we are and where we | • Trade Shows – be seen, be on the registration list, be in the booth<br>• Roadshows – not only for new introductions but also existing clients<br>• Regular phone follow ups<br>• Conference calls with shareholders<br>• Site visits – analysts and media<br>• Updated Information |

| | | |
|---|---|---|
| • Get in the peer lists of comparables<br>• Analysts<br>• Newsletter writers | need to go so we are all on the same page<br>• Annual report<br>• Conference calls on financials or key market catalysts or material events<br>• Build relationships and trust and belief in our story | available<br>• Conference Calls on Financials<br>• Manage Expectations – deliver on promises and continue to follow up with shareholders and media<br>• BE VISIBLE |

**Compensation Covenants:**

1. Cash fees paid by **Client** to **MC** for investor awareness services for the duration of 3 months shall be $11,250.00 (USD) made payable in 3 equal payments of $3,750. Stock incentives to be determined on a later date.
2. Schedule & Payment Streams as follows:

Mining Clips payment schedule as follows: $1,750 per month & for 3 month term = $5,250 plus 37,500 shares for the 3 month duration. This cycle will the repeat, assuming MAGE is satisfied with the efforts of MC.

Ariston Capital Corp payment schedule as follows: $2,000 per month & for 3 month term = $6,000 plus 25,000 shares for the 3 month duration. This cycle will the repeat, assuming MAGE is satisfied with the efforts of Ariston.

MINING CLIPS, LLC

By: [signature] 10/14/2016

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Robert Goodman Date

Member/Manager

ARISTON CAPITAL CORP.

By: [signature]

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Peter A. Ball Date

President and CEO

MAGELLAN GOLD CORP.

By: [signature] 10/14/2016

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Pierce Carson Date

President and CEO